SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2005

PRIVATE BUSINESS, INC.
 (Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027

(Address of principal executive offices)

615-221-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to Current Report on Form 8-K/A is being filed by Private Business, Inc. (the “Company”) to amend the current report on Form 8-K filed with the Securities and Exchange Commission on October 25, 2005 (the “Prior Report”).  The information in the Prior Report, including all exhibits thereto, is hereby expressly incorporated herein by reference into this Amendment, except that such information is hereby amended and supplemented to the extent specifically provided herein.

Item 3.02  Unregistered Sales of Equity Securities.

The Company incorporates the language of Item 1.01 into this Item 3.02.  The shares to be issued in the merger will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the private offering exemption under Section 4(2) of the Securities Act.  The share certificates evidencing the shares to be issued in the merger will be affixed with a legend to indicate that the shares were sold in a private offering and their transfer is restricted.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.

By:	/s/ Michael Berman

Name:	Michael Berman
Title:	General Counsel and Assistant Secretary

Date:  November 3, 2005

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